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First Union Residential Securitization Transactions, Inc.
Home Equity Loan Asset-Backed Certificates
Statements to Certificateholders
Record Date:             30-Aug-1996
Distribution Date:       25-Sep-1996

FURST Series 1996-1

     Customer Service
     Norwest Bank Minnesota, N.A.
     Securities Administration Services
     5325 Spectrum Drive
     Frederick, MD 21703
     Telephone:(301) 846-8130
     Fax:(301) 846-8152
                                        CERTIFICATE INFORMATION

                                Certificate          Original             Ending            Ending
                                Pass-Through           Face            Certificate        Certificate
Class          CUSIP                Rate              Amount             Balance          Percentage
A-1          302668AA6                 6.69000       68,008,000.00       66,742,593.25       0.98139327
A-2          302668AB4                 6.97000       34,126,000.00       34,126,000.00       1.00000000
A-3          302668AC2                 7.29000       26,157,000.00       26,157,000.00       1.00000000
A-4          302668AD0                 7.60000       11,433,000.00       11,433,000.00       1.00000000
A-5          302668AE8                 7.77000       17,535,000.00       17,535,000.00       1.00000000
B-IO         FUR96000B                 0.00000                0.00                0.00       0.00000000
R            FUR96000R                 0.00000                0.00                0.00       0.00000000


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                                                PRINCIPAL DISTRIBUTION

             Scheduled          Unscheduled
             Principal           Principal                          Deferred         Realized          Principal
Class       Distribution(2)(3)  Distribution       Accretion        Interest         Loss (1)         Distribution
A-1               203,112.57      1,062,294.17             0.00             0.00             0.00        1,265,406.75
A-2                     0.00              0.00             0.00             0.00             0.00                0.00
A-3                     0.00              0.00             0.00             0.00             0.00                0.00
A-4                     0.00              0.00             0.00             0.00             0.00                0.00
A-5                     0.00              0.00             0.00             0.00             0.00                0.00
B-IO                    0.00              0.00             0.00             0.00             0.00                0.00
R                       0.00              0.00             0.00             0.00             0.00                0.00


(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed.
Please Refer To The Prospectus Supplement For A Full Description.
(2)  To determine the dollar amount per certificate, divide by the beginning certificate balance and multiply by the denomination.
(3)  Denomination is $1000 except B-IO which is 10% percentage interest and
Class R which represents an undivided interest.

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                                      INTEREST DISTRIBUTION

                                                    Payment
              Current                            Of Previously       Current       Non-Supported
              Accrued             Deferred      Unpaid Interest     Interest         Interest
Class         Interest(1)(2)      Interest         Shortfall        Shortfall        Shortfall
A-1               379,144.60              0.00             0.00             0.00             0.00
A-2               198,215.18              0.00             0.00             0.00             0.00
A-3               158,903.77              0.00             0.00             0.00             0.00
A-4                72,409.00              0.00             0.00             0.00             0.00
A-5               113,539.12              0.00             0.00             0.00             0.00
B-IO                    0.00              0.00             0.00             0.00             0.00
R                       0.00              0.00             0.00             0.00             0.00

(1) To determine the dollar amount per certificate, divide by the beginning certificate balance and multiply by the denomination.
(2) Denomination is $1000 except B-IO which is 10% percentage interest and Class R which represents an undivided interest.


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                                INTEREST DISTRIBUTION

             Remaining               Ending
         Cumulative Unpaid    Certificate/Notional     Realized         Interest
Class    Interest Shortfall(2)(3)    Balance           Losses (1)      Distribution
A-1                     0.00         66,742,593.25             0.00       379,144.60
A-2                     0.00         34,126,000.00             0.00       198,215.18
A-3                     0.00         26,157,000.00             0.00       158,903.77
A-4                     0.00         11,433,000.00             0.00        72,409.00
A-5                     0.00         17,535,000.00             0.00       113,539.12
B-IO                    0.00                  0.00             0.00             0.00
R                       0.00                  0.00             0.00             0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed.
Please Refer To The Prospectus Supplement For A Full Description.
(2)  To determine the dollar amount per certificate, divide by the beginning certificate balance and multiply by the denomination.
(3)  Denomination is $1000 except B-IO which is 10% percentage interest and
Class R which represents an undivided interest.


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                       PREPAYMENT INTEREST SHORTFALL

Total Prepayment Interest Shortfall                                    0.00
Servicing Fee Support                                                  0.00

Non-Supported Prepayment Interest Shortfall                            0.00
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                               SERVICING FEES

Gross Servicing Fee                                               65,524.62
Trustee Fee                                                        2,129.55
Supported Prepayment/Curtailment Interest Shortfall                    0.00

Net Servicing Fees                                                67,654.17
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                             SERVICER ADVANCES

Beginning Balance                                                      0.00
Current Period Advances By Servicer                                    0.00
Reimbursement of Advances                                              0.00
Ending Cumulative Advances                                             0.00
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
                            DELINQUENCY STATUS

                                Current                         Unpaid
Number of                      Number Of                       Principal
Days                             Loans                          Balance
30 Days                              186                       8,565,851.28
60 Days                                3                         172,180.61
90+ Days                               0                               0.00
Foreclosure                            0                               0.00
REO                                    0                               0.00

Totals                               189                       8,738,031.89
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
                 ADDITIONAL DELINQUENCY STATUS INFORMATION

Principal Balance of Contaminated Properties                           0.00
Periodic Advance                                               1,407,768.15
Current Period Realized Loss - Includes Interest Shortfall             0.00
Cumulative Realized Losses - Includes Interest Shortfall               0.00
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                                   COLLATERAL STATEMENT

Collateral Description                                                         Mixed Fixed

Weighted Average Gross Coupon                                                   10.523873%

Weighted Average Net Coupon                                                     10.007623%

Weighted Average Maturity (Stepdown Calculation)                                195 Months

Beginning Scheduled Collateral Loan Count                                            2,893
Number of Loans Paid in Full                                                            18
Ending Scheduled Collateral Loan Count                                               2,875


Distributable Excess Spread                                                     372,243.45
Aggregate Loan Balance                                                      156,365,934.97
O/C Reduction Amount                                                                  0.00
O/C Amount                                                                      372,341.72
Specified O/C Amount                                                            750,000.00
Excess O/C Amount                                                                     0.00
Excess Spread                                                                   372,341.72

Monthly P&I Constant                                                          1,522,508.85


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                                        OTHER ACCOUNTS

Account                                               Beginning       Current Period    Current Period        Ending
Type                                                   Balance         Withdrawals         Deposits          Balance
Financial Guaranty                                              0.00              0.00         17,036.39              0.00
Excess Spread Account                                           0.00              0.00              0.00              0.00
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